UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2017 (March 30, 2017)

LUCKYCOM PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 Katy Freeway, Suite 830, Houston, Texas 77079
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, include area code 281-668-8266

Luckycom Inc.
1790 Hughes Landing Blvd. Suite 400, The Woodlands, Texas 77380
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of Luckycom Pharmaceuticals Inc., formerly known as Luckycom Inc. (the “Company “) approved a change in the Company’s name from “Luckycom Inc.” to “Luckycom Pharmaceuticals Inc.”
The change in the Company’s name was effected by the filing of an Amendment to Articles of Organization (the “Amendment”) pursuant to NRS 86.221 on March 30, 2017. Pursuant to this Amendment, Article 1. of the Company’s Amended and Restated Certificate of Incorporation was amended to read in its entirety as follows:

“1: Name of Corporation: LUCKYCOM PHARMACEUTICALS INC.”

The Company also amended and restated its by-laws to reflect the new corporate name.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Organization
3.2	Amended and Restated By-laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LUCKYCOM, INC.

Date: April 3, 2017	By:	/s/ Kingrich Lee
Name: Kingrich Lee
Chief Executive Officer and Chief Financial Officer